(h)(3)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY

VOYA ASIA PACIFIC HIGH DIVIDEND	VOYA GLOBAL EQUITY DIVIDEND
EQUITY INCOME FUND	AND PREMIUM OPPORTUNITY FUND
VOYA BALANCED PORTFOLIO, INC.	VOYA GOVERNMENT MONEY
Voya Balanced Portfolio	MARKET PORTFOLIO
VOYA EMERGING MARKETS HIGH	VOYA INFRASTRUCTURE,
DIVIDEND EQUITY FUND	INDUSTRIALS AND MATERIAL FUND
VOYA EQUITY TRUST	VOYA INTERMEDIATE BOND
Voya Corporate Leaders® 100 Fund	PORTFOLIO
Voya Global Multi-Asset Fund	VOYA INVESTORS TRUST
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund	Voya Balanced Income Portfolio
Voya Mid Cap Research Enhanced Index	Voya Global Perspectives® Portfolio
Fund	Voya Government Liquid Assets Portfolio1
Voya MidCap Opportunities Fund	Voya High Yield Portfolio1
Voya Multi-Manager Mid Cap Value Fund	Voya Large Cap Growth Portfolio
Voya SmallCap Opportunities Fund	Voya Large Cap Value Portfolio
Voya Small Company Fund	Voya Limited Maturity Bond Portfolio1
Voya U.S. High Dividend Low Volatility	Voya Retirement Conservative Portfolio
Fund	Voya Retirement Growth Portfolio
VOYA FUNDS TRUST	Voya Retirement Moderate Growth Portfolio
Voya Retirement Moderate Portfolio
Voya Floating Rate Fund	Voya U.S. Stock Index Portfolio1
Voya GNMA Income Fund	VY® BlackRock Inflation Protected Bond
Voya Government Money Market Fund	Portfolio
Voya High Yield Bond Fund	VY® Clarion Global Real Estate Portfolio
Voya Intermediate Bond Fund	VY® Clarion Real Estate Portfolio
Voya Short Term Bond Fund	VY® Invesco Growth and Income Portfolio
Voya Strategic Income Opportunities Fund	VY® JPMorgan Emerging Markets Equity
Portfolio1
VOYA GLOBAL ADVANTAGE AND	VY® JPMorgan Small Cap Core Equity
PREMIUM OPPORTUNITY FUND	Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(i)
VOYA INVESTORS TRUST (continued)	VOYA PARTNERS, INC. (continued)
VY® Morgan Stanley Global Franchise	Voya Solution 2025 Portfolio
Portfolio1	Voya Solution 2030 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Solution 2035 Portfolio
Portfolio1	Voya Solution 2040 Portfolio
VY® T. Rowe Price Equity Income Portfolio1	Voya Solution 2045 Portfolio
VY® T. Rowe Price International Stock	Voya Solution 2050 Portfolio
Portfolio	Voya Solution 2055 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2060 Portfolio
Voya Solution 2065 Portfolio
Voya Global Bond Fund	Voya Solution Aggressive Portfolio
Voya Global Diversified Payment Fund	Voya Solution Balanced Portfolio
Voya Global High Dividend Low Volatility	Voya Solution Conservative Portfolio
Fund	Voya Solution Income Portfolio
Voya Global Perspectives® Fund	Voya Solution Moderately Aggressive
Voya International High Dividend Low	Portfolio
Volatility Fund	Voya Solution Moderately Conservative
Voya Multi-Manager Emerging Markets	Portfolio
Equity Fund	VY® American Century Small-Mid Cap
Voya Multi-Manager International Equity	Value Portfolio
Fund	VY® Baron Growth Portfolio
Voya Multi-Manager-International Factors	VY® Columbia Contrarian Core Portfolio
Fund	VY® Columbia Small Cap Value II Portfolio
Voya Multi-Manager International Small Cap	VY® Invesco Comstock Portfolio
Fund	VY® Invesco Equity and Income Portfolio
Voya Russia Fund	VY® Invesco Global Portfolio
VY® JPMorgan Mid Cap Value Portfolio
VOYA PARTNERS, INC.	VY® T. Rowe Price Diversified Mid Cap
Voya Global Bond Portfolio	Growth Portfolio
Voya Index Solution 2025 Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Index Solution 2030 Portfolio	VOYA SENIOR INCOME FUND
Voya Index Solution 2035 Portfolio
Voya Index Solution 2040 Portfolio	VOYA SEPARATE PORTFOLIOS
Voya Index Solution 2045 Portfolio
Voya Index Solution 2050 Portfolio	TRUST
Voya Index Solution 2055 Portfolio	Voya Emerging Markets Corporate Debt
Voya Index Solution 2060 Portfolio	Fund
Voya Index Solution 2065 Portfolio	Voya Emerging Markets Hard Currency Debt
Voya Index Solution Income Portfolio	Fund
Voya International High Dividend Low	Voya Emerging Markets Local Currency Debt
Volatility Portfolio	Fund

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(i)
VOYA SEPARATE PORTFOLIOS	VOYA VARIABLE PORTFOLIOS, INC.
TRUST (continued)	Voya Emerging Markets Index Portfolio
Voya Investment Grade Credit Fund	Voya Global High Dividend Low Volatility
Voya Securitized Credit Fund	Portfolio
Voya Target In-Retirement Fund2	Voya Index Plus LargeCap Portfolio
Voya Target Retirement 2025 Fund2	Voya Index Plus MidCap Portfolio
Voya Target Retirement 2030 Fund2	Voya Index Plus SmallCap Portfolio
Voya Target Retirement 2035 Fund2	Voya International Index Portfolio
Voya Target Retirement 2040 Fund2	Voya Russell™ Large Cap Growth Index
Voya Target Retirement 2045 Fund2	Portfolio
Voya Target Retirement 2050 Fund2	Voya Russell™ Large Cap Index Portfolio
Voya Target Retirement 2055 Fund2	Voya Russell™ Large Cap Value Index
Voya Target Retirement 2060 Fund2	Portfolio
Voya Target Retirement 2065 Fund2	Voya Russell™ Mid Cap Growth Index
VOYA STRATEGIC ALLOCATION	Portfolio
Voya Russell™ Mid Cap Index Portfolio
PORTFOLIOS, INC.	Voya Russell™ Small Cap Index Portfolio
Voya Strategic Allocation Conservative	Voya Small Company Portfolio
Portfolio	Voya U.S. Bond Index Portfolio
Voya Strategic Allocation Growth Portfolio	VOYA VARIABLE PRODUCTS TRUST
Voya Strategic Allocation Moderate Portfolio
VOYA VARIABLE FUNDS	Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio
Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE TRUST
VY® BrandywineGLOBAL – Bond Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3